EXHIBIT 10.17 - 1996 EMPLOYEE STOCK PLAN


                              Section 1.  Purpose

 The purpose of the Plan is to promote the long-term interests of the Company by: (i) providing incentive compensation to executives and other key Employees who contribute to the growth and success of the Company and its Subsidiaries;
(ii) attracting and retaining executives and other key Employees of outstanding ability; and (iii) further aligning the interests of such individuals with the interests of the Company's shareholders.

                            Section 2.  Definitions

 The following terms, as used herein, shall have the meaning specified:

 a.    "Award" means an award granted pursuant to Section 4.

 b. "Award Agreement" means an agreement described in Section 6 entered into between the Company and a Participant, setting forth the terms and conditions applicable to the award granted to the Participant.

 c. "Board of Directors" means the Board of Directors of the Company as it may be comprised from time to time.

 d. "Cause" means (i) a felony conviction of an Employee; (ii) the commission by an Employee of an act of fraud or embezzlement against the Company and/or a Subsidiary; (iii) the Employee's willful misconduct or gross negligence materially detrimental to the Company and/or a Subsidiary; (iv) the Employee's failure to perform his duties and responsibilities in accordance with the standards and criteria established by the Company therefor and communicated to the Employee;
       (v) the Employee's wrongful dissemination or use of confidential or proprietary information of the Company and/or Subsidiary or of confidential or proprietary information of a third party in breach of a contractual or other obligation of the Company and/or Subsidiary; or
       (vi) the intentional and habitual neglect by the Employee of his duties to the Company and/or a Subsidiary.

 e.    "Change in Control" means Change in Control as defined in Section 10.

 f. "Code" means the Internal Revenue Code of 1986, and any successor statute, as it or they may be amended from time to time.

 g.    "Committee" means the Committee as defined in Section 8.

 h. "Common Stock" means shares of common stock of the Company, $.50 par value, or any security of the Company issued in substitution, exchange or in lieu thereof.

 i.    "Company" means Zurn Industries, Inc., and any successor company.


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 j.    "Covered Employee" means a covered employee within the meaning of Code section 162(m)(3).

 k. "Disability" means (i) total disability within the meaning of the Company's long-term disability plan as an in effect from time to time or (ii) if there is no such plan at the applicable time, physical or mental incapacity as determined solely by the Committee.

 l.    "Effective Date" means the Effective Date as defined in Section 11(k).

 m. "Employee" means officers, executives and other key employees of the Company or a Subsidiary.

 n. "Exchange Act" means the Securities Exchange Act of 1934, and any successor statute, as it or they may be amended from time to time.

 o. "Fair Market Value" means the closing price of the Common Stock as reported on the New York Stock Exchange Composite Tape for the relevant date, or if no sale of such Common Stock is reported for such date, the next preceding day for which there is a reported sale.

 p. "Insider" means any person who is subject to Section 16 of the Exchange Act, and any successor statutory provision, as it or they may be amended from time to time.

 q.    "Participant" means any Employee who has been granted an award.

 r.    "Plan" means this 1996 Employee Stock Plan.

 s. "Retirement" means retirement at or after age 65 or, with the advance consent of the Committee, before age 65.

 t. "Subsidiary" means any company in which the Company, directly or indirectly, controls fifty percent (50%) or more of the total combined voting power of all classes of such company's common stock.

 u. "Ten-Percent Shareholder" means any person who owns, directly or indirectly, on the relevant date securities having ten percent (10%) or more of the combined voting power of all classes of the Company's securities or the securities of its parent or subsidiaries. For purposes of determining the foregoing ten percent (10%), the rules of Code section 425(d) shall apply.

                            Section 3.  Eligibility

   Persons eligible for awards shall be Employees who contribute to the growth and success of the Company and/or its Subsidiaries as the Committee may in its sole discretion determine.





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                          Section 4.  Employee Awards

   The Committee may grant Employees any of the following types of awards, either singly, in tandem, or in combination with other types of awards, as the Committee may in its sole discretion determine:

   a. Nonqualified Stock Options. A Nonqualified Stock Option is an option to purchase a specific number of shares of Common Stock exercisable at such time or times six months after the grant date, and during such specified time not to exceed ten years, as the Committee may determine, at a price not less than one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted. The purchase price of the Common Stock subject to the option may be paid in cash, by the tender of Common Stock which has been owned for more than six months (the value of such Common Stock shall be its Fair Market Value on the date of exercise), or through a combination of Common Stock and cash, or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

   b. Incentive Stock Options. An Incentive Stock Option is an award in the form of an option to purchase a specified number of shares of Common Stock that complies with the requirements of Code section 422, which option shall, subject to the following provisions, be exercisable at such time or times, and during such specified time, as the Committee may determine. For the purposes of the plan, the term Incentive Stock Option includes any option to purchase Common Stock that is granted pursuant to any other plan of the Company or its Subsidiaries that complies with Code section 422.

         i. The aggregate Fair Market Value (determined at the time of the grant of the award) of the shares of Common Stock subject to Incentive Stock Options which are exercisable by one person for the first time during a particular calendar year shall not exceed $100,000.

         ii. No Incentive Stock Option may be granted under the Plan on or after the third anniversary of the effective date of the Plan.

         iii.  No Incentive Stock Option may be exercisable more than:

               A) in the case of an Employee who is not a Ten-Percent Shareholder on the date that the option is granted, ten years after the date the option is granted; and

               B) in the case of an Employee who is a Ten-Percent Shareholder on the date the option is granted, five years after the date the option is granted.




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         iv.   The exercise price of any Incentive Stock Option shall not be less than:

               A) in the case of an Employee who is not a Ten-Percent Shareholder on the date that the option is granted, the Fair Market Value of the Common Stock subject to the option on such date; and

               B) in the case of an Employee who is a Ten-Percent Shareholder on the date that the option is granted, one hundred ten percent of the Fair Market Value of the Common Stock subject to the option on such date.

         v. The Committee may provide that the option price under an Incentive Stock Option may be paid by one or more of the methods available for paying the option price of a Nonqualified Stock Option.

   c. Stock Equivalent Units. A Stock Equivalent Unit is an award based on the Fair Market Value of one share of Common Stock. All or part of any Stock Equivalent Units award may be subject to conditions and restrictions established by the Committee, including, but not limited to, achievement of specific business objectives, and other measurements of individual, business unit, Company or Subsidiary performance, including, but not limited to, earnings per share, net after-tax income, total shareholder return, cash flow, return on shareholders' equity, and cumulative return on net assets. Without limiting the generality of the foregoing, it is intended that the Committee, as and to the extent it deems advisable to ensure that payments are deductible by the Corporation for federal income tax purposes by reason of Code section 162(m), shall establish performance goals applicable to Stock Equivalent Units granted to Participants who, in the judgment of the Committee, may be Covered Employees in such manner as shall permit payments with respect thereto to qualify as "performance-based compensation" as described in section 162(m)(4)(C) of the Code. The Committee also may provide for automatic awards of additional Stock Equivalent Units on each date that dividends are paid on the Common Stock in an amount equal to (i) the product of the dividend per share on the Common Stock times the total number of Stock Equivalent Units held by the Participant as of the record date with respect to such dividend, divided by (ii) the Fair Market Value of the Common Stock on the dividend payment date. Stock Equivalent Units may be settled in Common Stock or cash or both.

   d. Performance Units. A Performance Unit is an award denominated in cash, the amount of which may be based on the achievement of specific business objectives, and other measures of individual, business unit, Company or Subsidiary performance over a specified period of time including, but not limited to, earnings per share, net after-tax income, total shareholder return, cash flow, return on shareholders' equity, and cumulative return on net assets. Without

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         limiting the generality of the foregoing, it is intended that the
         Committee, as and to the extent it deems advisable to ensure that payments are deductible by the Corporation for federal income tax purposes by reason of Code section 162(m), shall establish performance goals applicable to Performance Units granted to Participants who, in the judgment of the Committee, may be Covered Employees in such a manner as shall permit payments with respect thereto to qualify as "performance-based compensation" as described in section 162(m)(4)(C) of the Code and that the maximum amount of such compensation that may be paid to any one Participant with respect to any one year shall be $300,000. Performance Units may be settled in Common Stock or cash or both.

   e. Annual Incentive Stock Awards. The Committee may from time to time grant Common Stock to Insiders in settlement of awards under the Company's annual incentive plan.

            Section 5.  Shares of Common Stock Available Under Plan

   a. Subject to the adjustment provisions of Section 9, the number of shares of Common Stock with respect to which awards may be granted under the Plan shall not exceed 500,000 shares. No single Participant shall receive awards (i) in the form of options, whether Nonqualified Stock Options or Incentive Stock Options, with respect to more than 125,000 of the shares of Common Stock available under the Plan in any twelve-month period, (ii) in the form of Stock Equivalent Units, with respect to more than 15,000 shares of Common Stock in any twelve-month period, and (iii) pursuant to Section 4(e), for more than 30,000 shares of Common Stock in any twelve-month period.

   b. Shares of Common Stock with respect to the unexercised or undistributed portion of any terminated or forfeited award and shares of Common Stock tendered in payment of the purchase price of the Common Stock subject to option shall be available for further awards in addition to the 500,000 shares of Common Stock available under
         Section 5(a). Additional rules for determining the number of shares of Common Stock granted under the Plan may be adopted by the Committee as it deems necessary and appropriate.

   c. The Common Stock that may be issued pursuant to an award under the Plan may be treasury or authorized but unissued Common Stock, or Common Stock may be acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan.

                         Section 6.  Award Agreements

   Each award under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall set forth the number of shares of Common Stock, Stock Equivalent Units, and/or Performance Units subject to the award and shall include the terms set forth below and such other terms and conditions applicable
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to the award, as determined by the Committee, not inconsistent with the terms of the Plan, including but not limited to the term of the award, vesting provisions, any other restrictions or conditions (including performance requirements) on the award and the method by which restrictions or conditions lapse, provisions permitting the surrender of outstanding awards or securities held by the Participant in order to exercise or realize rights under other awards, or in exchange for the grant of new awards under similar or different terms, the effect on the award of a Change in Control of the Company, the price, amount or value of awards, and the terms, if any, pursuant to which a Participant may elect to defer the receipt of cash or Common Stock under an award. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

   a. Nonassignability. Except as and to the extent otherwise determined by the Committee, a provision that no award shall be assignable or transferable except by will or by the laws of descent and distribution and that, during the lifetime of a participant, the award shall be exercised only by such Participant or by his or her guardian or legal representative.

   b.    Termination of Service.

         i. A provision describing the treatment of an award in the event of the Retirement, Disability, death or other termination of a Participant's service with the Company or a Subsidiary, including but not limited to terms relating to the vesting, time for exercise, forfeiture or cancellation of an award in such circumstances.

         ii. A provision that for purposes of the Plan, (A) a transfer of an Employee from the Company to a Subsidiary or affiliate of the Company, whether or not incorporated, or visa versa, or from one Subsidiary or affiliate of the Company to another, and (B) a leave of absence, duly authorized in writing by the Company, shall not be deemed a termination of service.

         iii. A provision stating that in the event an Participant's service is terminated for Cause, anything else in the Plan or the Award Agreement to the contrary notwithstanding, all unvested awards granted to such Participant and all unexercised options held by such Participant, whether vested or unvested, shall immediately terminate and be forfeited.

   c. Rights as a Shareholder. A provision stating that a Participant shall have no rights as a shareholder with respect to any Common Stock covered by an award until the date the Participant becomes the holder of record thereof. Except as provided in Section 9, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires or permits such adjustment.

   d. Withholding. A provision requiring the withholding of applicable taxes required by law from or with respect to all awards. A

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         participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Common Stock may be deducted from the payment to satisfy the obligation in full or in part. The amount of the withholding and the number of shares of Common Stock to be deducted shall be determined with reference to the Fair Market Value of the Common Stock when the withholding is required to be made.

   e. Execution. A provision stating that no award is enforceable until the Award Agreement has been signed by the Participant and the Company. By executing the Award Agreement, a Participant shall be deemed to have accepted and consented to any action taken under the Plan by the Committee, the Board of Directors or their delegates.

   f. Holding Period. To the extent necessary to satisfy the applicable requirements of rule 16b-3 under the Exchange Act, in the case of an award to an Insider of: (i) an equity security, a provision stating (or the effect of which is to require) that such security must be held for at least six months (or such longer period as the Committee it its discretion specifies) from the date of acquisition; or (ii) a derivative security with a fixed exercise price within the meaning of
         Section 16 of the Exchange Act, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of such derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

   g. Treatment of Options. Each award of an option shall state whether it will or will not be treated as an Incentive Stock Option.

                     Section 7.  Amendment and Termination

   The Board of Directors may at any time amend or terminate the Plan, in whole or in part, or amend any or all Award Agreements under the Plan to the extent permitted by law, but no such action shall impair the rights of any holder of an award without the holder's consent, except to preserve the Plan's qualification as a safe harbor plan under Section 16 of the Exchange Act.

                          Section 8.  Administration

   a. The Plan and all awards shall be administered by a Committee of the Board of Directors, which Committee shall consist of not less than three (3) members of the Board of Directors and shall be constituted so as to permit the Plan to comply with the administration requirements of rule 16b-3(c)(2)(I) of the Exchange Act and Code section 162(m)(4)(C). The members of the Committee shall be designated by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.



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   b.    The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The actions and determinations of the Committee on all matters relating to the Plan and any awards will be final and conclusive. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among Employees who receive, or who are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

   c. The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan. The Committee may delegate to the officers or employees of the Company and its Subsidiaries the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or awards thereunder as these relate to Insiders or Covered Employees, including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material terms of such awards.

   d. The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

   e. The Company shall pay all reasonable expenses of administering the Plan, including, but not limited to, the payment of professional fees.

   f. It is the intent of the Company that the Plan and awards thereunder satisfy, and be interpreted in a manner that satisfy, in the case of Participants who are or may be Insiders, the applicable requirements of rule 16b-3 of the Exchange Act, so that such persons will be entitled to the benefits of rule 16b-3, or other exemptive rules under section 16 of the Exchange Act, and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any award would otherwise frustrate or conflict with the intent expressed in this Section, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Insiders.



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                       Section 9.  Adjustment Provisions

   If there shall occur any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock or other property), or any split-up, spin-off, extraordinary redemption, or exchange of outstanding Common Stock, or there shall occur any other similar corporate transaction or event in respect of the Common Stock, or a sale of substantially all the assets of the Company, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, and taking into consideration the effect of the event on the holders of the Common Stock proportionately adjust any or all of:
(a) the number and type of shares of Common Stock and Stock Equivalent Units which thereafter may be made the subject of awards (including the specific maximums and numbers of shares of Common Stock or Stock Equivalent Units set forth elsewhere in the Plan); (b) the number and type of shares of Common Stock, other property, Stock Equivalent Units or cash subject to any or all outstanding awards; (c) the grant, purchase or exercise price, or conversion ratio of any or all outstanding awards, or of the Common Stock, other property or Stock Equivalent Units underlying the awards; (d) the securities, cash or other property deliverable upon exercise or conversion of any or all outstanding awards; (e) subject to Sections 4(c) and (d), the performance targets or standards applicable to any outstanding performance-based awards; or (f) any other terms as are affected by the event.

   Notwithstanding the foregoing, in the case of an Incentive Stock Option, no adjustment shall be made which would cause the Plan to violate section 424(a) of the Code or any successor provisions thereto, without the written consent of the Participant adversely affected thereby. The Committee may act prior to an event described in this Section (including at the time of an award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed by an award in respect of the Common Stock.

                        Section 10.  Change in Control

   a. In the event of a Change in Control, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its sole discretion, take any of the following actions as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

         i. accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding awards made pursuant to the Plan;

         ii. offer to purchase any outstanding awards made pursuant to the Plan from the holder for their equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or

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         iii.  make adjustments or modifications to outstanding awards as the
               Committee deems appropriate to maintain and protect the rights and interests of Participants following such Change in Control.

         Any such action approved by the Committee shall be conclusive and binding on the Company and all participants.

   b. A Change in Control shall be deemed to occur if (i) any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act ) other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any Company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the "beneficial owner" (as defined in rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the grant of an option or award), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (iii) or (iv) of this paragraph) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof, (iii) the shareholders of the Company approve (A) a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein above defined) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all of substantially all of the Company's assets.

                          Section 11.  Miscellaneous

   a. Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company or a Subsidiary from making any award or payment to any person under any other plan,


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         arrangement or understanding, whether now existing or hereafter in effect.

   b. Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any amount is made available under the Plan, payments shall be made accordingly. Any such payment shall be a complete discharge of the liability hereunder.

   c. Unfunded Plan. The Plan shall be unfunded. No provision of the Plan or any Award Agreement shall require the Company or a Subsidiary, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company or a Subsidiary maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company or a Subsidiary.

   d. Limits of Liability. Any liability of the Company or a Subsidiary to any Participant with respect to an award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Company or its Subsidiaries, nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

   e. Rights of Employees. Status as an eligible Employee shall not be construed as a commitment that any award shall be made under the Plan to such Employee or to Employees generally. Nothing contained in the Plan or in any Award Agreement shall confer upon any Employee any right to continue in the service of the Company or a Subsidiary.

   f. Section Headings. The section headings contained herein are for the purpose of convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, shall control.

   g. Gender, Etc. In interpreting the Plan, the masculine gender shall include the feminine, the neuter gender shall include the masculine or feminine, and the singular shall include the plural unless the context clearly indicates otherwise.

   h. Validity. If any term or provision contained herein or in any Award Agreement shall to any extent be invalid or unenforceable, such term or provision shall be reformed so that it is valid, and such invalidity or unenforceability shall not affect any other provision or part thereof.

   i.    Applicable Law. The Plan, the Award Agreements and all actions taken

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         hereunder or thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without regard to the conflict of law principles thereof.

   j. Compliance with Laws. Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Company shall not be required to sell or issue shares of Common Stock hereunder or thereunder if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange; and, as a condition of any sale or issuance, the Company may require such agreements or undertakings, if any, as the Company may deem necessary or advisable to assure compliance with any such law or regulation.

   k. Effective Date and Term. The Plan was adopted by the Board of Directors effective as of August 5, 1996, subject to approval by the Company's shareholders. The Plan shall remain in effect until all awards under the Plan have been exercised or terminated under the terms of the Plan and applicable Award Agreements, provided that awards under the Plan may only be granted within three years from the effective date.































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